                                     MAKER
                    ---------------------------------------


       [LOGO]          TRANSTERRA CO.                            PROMISSORY
                                                                    NOTE


                    -----------------ADDRESS---------------
                       4211 S. 102 St.
                       Omaha, NE 68127

--------------------------------------------------------------------------------
 PRINCIPAL AMOUNT  INTEREST RATE  NOTE DATE  MATURITY DATE  OBLIGOR #   NOTE #
--------------------------------------------------------------------------------
  $4,000,000.00      VARIABLE     01/31/96     01/31/97     2000000367  C#4 L#4
                     REG BASE
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Maker promises to pay to the order of First National Bank of Omaha ('Bank')
at any of its offices, the principal sum hereof, which shall be: (Revolving)
THE LESSER OF FOUR MILLION AND NO/100 DOLLARS OR SO MUCH THEREOF AS MAY HAVE BEEN ADVANCED BY BANK. THE MAKER MAY BORROW, REPAY WITHOUT PENALTY, AND
REBORROW FROM NOTE DATE UNTIL MATURITY DATE, EITHER THE FULL AMOUNT OF THIS
LOAN OR ANY LESSER SUM.

Interest shall accrue on the outstanding principal amount from and including the Note Date above to the Maturity Date at the rate of: THE RATE IN EFFECT FROM TIME TO TIME AND DESIGNATED BY BANK AS ITS REGIONAL BASE RATE ('BASE RATE').

Interest shall be computed on the basis of actual days elapsed and a year of 360 days. The unpaid principal and interest due on this Note at maturity (whether the Note matures by demand, acceleration, lapse of time or otherwise) shall bear interest at the lesser of 6% per annum above the interest rate stated above, or the highest rate allowed by law.


Principal and interest shall be paid as follows: PRINCIPAL DUE ON MATURITY DATE, INTEREST DUE MONTHLY BEGINNING FEBRUARY 29, 1996 AND ON THE SAME DAY OF EACH MONTH THEREAFTER.




Related Documents: Maker has signed the following documents in connection with this Note:
 SECURITY AGREEMENT(S) DATED 04/24/92 (S&PI) COVERING STOCK.

 LOAN AGREEMENT DATED 12/22/94 & ALL AMENDMENTS THEREOF.





    THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS PRINTED ON THE REVERSE
                    SIDE, AND ANY APPLICABLE LOAN AGREEMENT.

A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

Witnessed By:                TransTerra Co.


/s/ J.P. Bonham              By: /s/John Joe Ricketts     Title: Chairman & CEO
-----------------------      ------------------------     ---------------------







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  Officer Initials   Officer #   Cost Center   New/Renewal   Prepared By                MEMO          CALC TYPE      LOAN CALC ID
-----------------------------------------------------------------------------------------------------------------------------------
                      214-JPB       101010     Repl. +           smm       increase from $2,000,000   Int Only #5   2000000367/C#4
                    ---------------------------------------------------------------------------------------------------------------
                                                                                                               101010-034 REV. 6/92
-------------------

                              TERMS AND CONDITIONS


1. Maker shall reimburse Bank for all expenses incurred in protecting or enforcing its rights.
   Maker's liability under its Obligations ("all Maker's existing and future obligations of whatever nature and whenever incurred to Bank") shall not be affected by any of the following:
   - Acceptance or retention by Bank of other property or interests as security for the Obligations, or for the liability of any person other than a Maker with respect to the Obligations;
   - Any release, extension, renewal, modification or compromise of any of the Obligations or the liability of any obligor thereon; or
   - Failure by Bank to resort to other security or any person liable for the Obligations.
   Each maker specifically consents to multiple renewals or extensions of the Obligations. This Note shall be deemed extended through the date of any advance made by Bank after the original maturity hereof; and any such advance shall constitute principal due under this Note.


2. REPRESENTATION, WARRANTIES AND COVENANTS. Each Maker represents, warrants and covenants as follows:
   This Note, security agreement, deed of trust, mortgage, or other lien document(s), if any, securing the Note have been duly authorized, executed and delivered by the Maker and constitute legal, valid and binding Obligations of Maker.
   This Note evidences a loan for business or agricultural purposes.
   Maker will provide business reports and with such frequency as Bank shall request; and
   Maker agrees to pay all costs of collection in connection with this Note, including reasonable attorneys' fees and legal expenses.


3. DEFAULTS AND REMEDIES. Upon the occurrence of one of more of the following events of default:

   - Maker fails to pay when due any of the Obligations, or to perform or rectify breach of, any warranty or other undertaking by Maker in this Note or the other Obligations; or breaches any other covenant or condition described in any other document;

   - Any Maker, endorser, surety, or guarantor of any of the Obligations dies, ceases to exist, makes an assignment for the benefit of creditors, becomes insolvent or the subject of bankruptcy or insolvency proceedings;

   - Any representation made to induce Bank to extend credit under this Note or otherwise is false in any material respect when made;

   - A material adverse change, in the opinion of Bank, occurs in the financial or business condition of any Maker or of any endorser, surety or guarantor of this Note;

   - The entry of a judgment against any Maker;

   - Filing of any lien against any Maker;

   - The taking possession of any substantial part of the property of any Maker at the instance of any governmental authority;

   - The dissolution, merger, consolidation, or reorganization of any Maker, or other entity liable for this Obligation;

   - Any other event occurs which causes Bank in good faith to deem itself insecure;

   then in such event, all of the Obligations shall, at the option of Bank and without notice or demand, mature and become immediately due and payable; and Bank shall have all rights and remedies for default provided by the Uniform Commercial Code, and any other applicable law and/or the Obligations.

   All costs and expenses incurred by Bank in enforcing its rights under this Note or any mortgage or other lien, endorsement, surety agreement, guarantee relating thereto are the obligations of Maker and are immediately due and payable. Interest shall accure on such costs and expenses from the date of incurrence at the rate specified herein for delinquent Note payments. Each Maker, endorser, surety and guarantor hereby waives presentment, protest, demand, notice of dishonor, and the defense of any statute of limitations.


4. GENERAL. Without affecting the liability of any Maker, endorser, surety, or guarantor, the holder may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note or agree to sue any party liable on it.

   Subject to rights afforded by law, Bank may, at any time and for any reason, charge to or off-set against any amount then on deposit in any account (including a savings certificate), whether or not then due, any and all debts or liabilities (sole, several, joint, or joint and severable, absolute or contingent, due or not due, liquidated or unliquidated, secured or unsecured) then owed to Bank by depositor or in the case of a multiple-party account, by any party to such multiple-party account, and this agreement shall be construed to be the consent of depositor and any such party for the Bank to make such charge or off-set if consent be required by any person or future law.

   Bank shall not be deemed to have waived any of its rights upon or under this Note, or under any mortgage or other lien, endorsement, surety agreement, or guarantee unless such waivers be in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Bank on liabilities or the collateral whether evidenced hereby or by any other instrument or papers shall be cumulative and may be exercised singularly or concurrently.

   Maker, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the liabilities or security of Maker shall apply to any liability or any security of any or all of them. This agreement shall be binding upon the heirs, executors, administrators, assigns or successors of Maker; shall constitute a continuing agreement, applying to all future as well as existing transaction, whether or not of the character contemplated at the date of this Note, and if all transactions between Bank and Maker shall be at any time closed, shall be equally applicable to any new transactions thereafter; shall benefit Bank, its successors, and assigns; and shall so continue in force not withstanding any change in any partnership party hereto, whether such change occurs through death, retirement or otherwise.

   If any party of this Note is a married person, such person or persons hereby separately charges his or her separate estate, including both that now owned and that hereafter acquired, with the payment of this Note.

   This Note shall be construed according to the laws of the State of Nebraska.

   Unless the content otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meaning therein stated.

   Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.